Exhibit 99.1

FOR IMMEDIATE RELEASE

PRESS RELEASE Comcast Corporation One Comcast Center Philadelphia, PA 19103 www.comcastcorporation.com

COMCAST CONSIDERING SUPERIOR ALL-CASH OFFER TO ACQUIRE TWENTY-FIRST CENTURY FOX AFTER SPINOFF OF “NEW FOX”

PHILADELPHIA – May 23, 2018 – Comcast Corporation (Nasdaq: CMCSA) today issued the following statement:

In view of the recent filings with the U.S. Securities and Exchange Commission by The Walt Disney Company (“Disney”) and Twenty-First Century Fox, Inc. (“Fox”) in preparation for their upcoming shareholder meetings to consider the acquisition of Fox by Disney, Comcast Corporation (“Comcast”) confirms that it is considering, and is in advanced stages of preparing, an offer for the businesses that Fox has agreed to sell to Disney (which do not include the Fox News Channel, Fox Business Network, Fox Broadcasting Company and certain other assets). Any offer for Fox would be all-cash and at a premium to the value of the current all-share offer from Disney. The structure and terms of any offer by Comcast, including with respect to both the spin-off of “New Fox” and the regulatory risk provisions and the related termination fee, would be at least as favorable to Fox shareholders as the Disney offer.

While no final decision has been made, at this point the work to finance the all-cash offer and make the key regulatory filings is well advanced.

About Comcast Corporation

Comcast Corporation (Nasdaq: CMCSA) is a global media and technology company with two primary businesses, Comcast Cable and NBCUniversal. Comcast Cable is one of the nation’s largest video, high-speed Internet, and phone providers to residential customers under the XFINITY brand, and also provides these services to businesses. It also provides wireless and security and automation services to residential customers under the XFINITY brand. NBCUniversal operates news, entertainment and sports cable networks, the NBC and Telemundo broadcast networks, television production operations, television station groups, Universal Pictures and Universal Parks and Resorts. Visit www.comcastcorporation.com for more information.

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Investor and Media Contacts:

Comcast Corporation
D’Arcy Rudnay (Media)	Tel +1 (215) 286-8582
John Demming (Media)	Tel +1 (215) 286-8011
Jason Armstrong (Investors)	Tel +1 (215) 286-7972

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements which are, or may be deemed to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about

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FOR IMMEDIATE RELEASE

future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this press release include statements relating to the expected effects of a Comcast proposal to Fox the expected timing, scope, terms and conditions of a Comcast proposal to Fox, the likelihood and timing of receipt of regulatory approvals with respect to a Comcast proposal to Fox and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward-looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including the respective responses of Fox and Disney to any proposal of Comcast to Fox, the possibility that regulatory approvals are not obtained or not obtained on the timing expected with respect to any Comcast proposal to Fox, legal and regulatory developments and changes and other risks and uncertainties including those described in Comcast’s filings with the U.S. Securities and Exchange Commission (“SEC”). The forward-looking statements contained in this press release should be construed in the light of such factors. Neither Comcast nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this press release will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication is for informational purposes only. This communication relates to a proposal that Comcast is considering making to Fox. In furtherance of this potential proposal and subject to future developments, Comcast (and, if a negotiated transaction is agreed to, Fox) may file one or more proxy statements, registration statements, prospectuses or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document Comcast and/or Fox may file with the SEC in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF COMCAST AND FOX ARE URGED TO READ ANY AND ALL PROXY STATEMENTS, REGISTRATION STATEMENTS, PROSPECTUSES AND/OR OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL TRANSACTION. Any definitive proxy statement (if and when available) will be made available to stockholders of Fox. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Comcast or Fox through the web site maintained by the SEC at http://www.sec.gov.